THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Qualified Individual Variable Contract Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

QUALIFIED VARIABLE INVESTMENT PLAN

Updating Summary Prospectus
May 1, 2024

You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity“.

An updated statutory prospectus for the Qualified Variable Investment Plan Variable Annuity Contract is currently available online, which contains more information about the Annuity, including its features, benefits, and risks. You can find the statutory prospectus and other information about the contract online at www.prudential.com/regdocs/PICA-QVIP-STAT. You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com.

This Updating Summary Prospectus incorporates by reference the Prudential Qualified Variable Investment Plan statutory prospectus and Statement of Additional Information (SAI), both dated May 1, 2024, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Updating Summary Prospectus. Any representation to the contrary is a criminal offense.

QVIPPROS-USP

GLOSSARY OF TERMS

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Phase:  The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

Annuitant:  The person whose life determines how long the contract lasts and the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract’s requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, the owner becomes the annuitant.

Annuity Date: The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract’s requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

Beneficiary:  The person(s) or entity you have chosen to receive a death benefit.

Bonus: The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. This bonus payment is discretionary in later years. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an “additional amount.”

Co-Annuitant:  The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract’s requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

Contract Date:  The date we accept your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.

Contract Owner, Owner, or You: The person entitled to the ownership rights under the contract.

Contract Value:  This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

Credit:  An amount we allocate to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Credit is payable from our general account. The amount of the Credit depends on the cumulative amount of Purchase Payments you have made to your Annuity, payable as a percentage of each specific Purchase Payment.

Death Benefit: If a death benefit is payable, the beneficiary you designate will receive, depending on the age of the annuitant at death, either the contract value or the total invested purchase payments reduced proportionally by withdrawals, or a potentially greater amount related to Sub-account appreciation.

Fixed Interest Rate Option: An investment option that offers a fixed rate of interest for a one-year period.

Good Order:  An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

Portfolio: Any underlying mutual fund which may be selected as an investment option by the owner. The terms “Fund” and “Portfolio” are used interchangeably. Some of the Portfolios use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.

Prudential Annuity Service Center:  For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is 1-888-PRU-2888. Prudential’s website is www.prudential.com/annuities.

Purchase Payments:  The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

Separate Account:  Purchase payments allocated to the variable investment options are held by us in a separate account called the Prudential Qualified Individual Variable Contract Account. The separate account is set apart from all of the general assets of Prudential.

Statement of Additional Information:  A document containing certain additional information about the Qualified Variable Investment Plan variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

Sub-account: A division of the Separate Account. Each Sub-account invests in a particular Portfolio.

Variable Investment Option: When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account is referred to in your contract as a Sub-account.

May 1, 2024Updating Summary Prospectus 1

UPDATED INFORMATION ABOUT YOUR CONTRACT

There have been no changes to Contract features since the date of the last statutory prospectus, May 1, 2023.

May 1, 2024Updating Summary Prospectus 2

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals

If you withdraw money from the Annuity within 8 years following your last premium payment, you may be assessed a surrender charge. The maximum surrender charge is 8% of the premium payment, and a surrender charge may be assessed up to 8 years after the last premium payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 withdrawal. If you withdraw money from the Annuity within 8 years following the application of a Bonus Credit to your Annuity, we may recapture the Bonus Credit.
For more information on transaction charges, please refer to the “Fees and Charges”  section of the statutory prospectus.

Transaction Charges	None
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract	1.200%*	1.268%*
	Investment options (Portfolio fees and expenses)	0.29%	1.12%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	None	None

* Charge based on average daily assets allocated to the Sub-accounts.
Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that  substantially increase costs.

	Lowest Annual Cost $1,526	Highest Annual Cost $2,368
	Assumes: ● Investment of $100,000 ● 5% annual appreciation ● Least expensive Portfolio fees and expenses ● No sales charges ● No additional purchase payments, transfers or withdrawals	Assumes: ● Investment of $100,000 ● 5% annual appreciation ● Most expensive Portfolio fees and expenses ● No sales charges ● No additional purchase payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the “Fee Table” section of the statutory prospectus.

May 1, 2024Updating Summary Prospectus 3

Risks
Risk of Loss

You can lose money by investing in the Annuity. You can also lose value from Credits if they are recaptured by us.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Annuity” section of the statutory prospectus.

Not a Short-Term Investment

The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing purchase payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Annuity” section of the statutory prospectus.

Risks Associated with Investment Options

An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Fixed Interest Rate Option, each of which has its own unique risks. You should review the investment options before making an investment decision.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Annuity” section of the statutory prospectus.

Insurance Company Risks

An investment in the Annuity is subject to the risks related to Prudential Insurance Company of America. Any obligations (including under any Fixed Interest Rate Option), guarantees, or benefits are subject to the claims-paying ability of Prudential Insurance Company of America. More information about Prudential Insurance Company of America is available upon request. Such requests can be made toll free at 1-888-PRU-2888.
For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Annuity” section of the statutory prospectus.

Restrictions
Investments

You may make 20 transfers between investment options each Annuity Year without our consent. We guarantee this amount will never be less than four (4).
After you make 20 transfers in a contract year, we require additional transfer requests to be made in writing. Prudential reserves the right to remove or substitute Portfolios as investment options.
For more information on investment and transfer restrictions, please refer to the “Fees and Charges” section, “Appendix A,” and the “What is the Separate Account?” section of the statutory prospectus.

Taxes
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (“IRA”). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Tax Considerations” section of the statutory prospectus.

Conflicts of Interest
Investment Professional Compensation

Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investment in the Annuity.
For more information on tax implications, please refer to the “Who Distributes Annuities Offered By the Prudential Insurance Company of America” section of the statutory prospectus.

Exchanges

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on tax implications, please refer to the “Who Distributes Annuities Offered By the Prudential Insurance Company of America” section of the statutory prospectus.

May 1, 2024Updating Summary Prospectus 4

APPENDIX A – PORTFOLIOS AVAILABLE UNDER THE ANNUITY

The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PICA-QVIP-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Equity	AST Cohen & Steers Realty Portfolio[1] Cohen & Steers Capital Management, Inc.	1.12%	12.08%	8.79%	8.29%
Equity	PSF Global Portfolio - Class I LSV Asset Management Massachusetts Financial Services Company PGIM Quantitative Solutions LLC T. Rowe Price Associates, Inc. William Blair Investment Management, LLC	0.83%	19.59%	11.64%	8.28%
Equity	PSF Natural Resources Portfolio - Class I T. Rowe Price Associates, Inc.	0.51%	1.98%	14.19%	1.36%
Allocation	PSF PGIM 50/50 Balanced Portfolio - Class I PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.57%	15.45%	8.07%	6.59%
Allocation	PSF PGIM Flexible Managed Portfolio - Class I PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.62%	17.93%	9.17%	7.60%
Fixed Income	PSF PGIM Government Income Portfolio - Class I PGIM Fixed Income	0.52%	5.10%	0.13%	1.27%
Fixed Income	PSF PGIM Government Money Market Portfolio - Class I PGIM Fixed Income	0.33%	4.87%	1.69%	1.06%
Fixed Income	PSF PGIM High Yield Bond Portfolio - Class I PGIM Fixed Income PGIM Limited	0.61%	11.82%	5.94%	5.17%
Equity	PSF PGIM Jennison Blend Portfolio - Class I Jennison Associates LLC	0.46%	32.52%	14.71%	10.52%
Equity	PSF PGIM Jennison Growth Portfolio - Class I Jennison Associates LLC	0.62%	53.51%	18.27%	14.33%
Equity	PSF PGIM Jennison Value Portfolio - Class I Jennison Associates LLC	0.42%	15.20%	12.10%	7.71%
Fixed Income	PSF PGIM Total Return Bond Portfolio - Class I PGIM Fixed Income PGIM Limited	0.43%	7.27%	1.75%	2.77%
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	15.74%	10.69%	8.36%

May 1, 2024Updating Summary Prospectus 5

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.29%	25.92%	15.34%	11.73%
The additional information below may be applicable to the Portfolios listed in the above table:
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
1.	These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond Portfolio Sub-account or a fixed account (those AST bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(a)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(b)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)	a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.

May 1, 2024Updating Summary Prospectus 6

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000003349	QVIPPROS-USP